Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 32 to Registration Statement No. 2-72724 of CMA® Government Securities Fund on Form N-1A of our reports dated May 27, 2008, relating to the financial statements and financial highlights of the applicable Fund and of the applicable LLC listed below, appearing in the corresponding Annual Reports on Form N-CSR of the Fund and of the LLC for the year ended March 31, 2008, and to the references to us under the headings “Financial Highlights” in the Prospectus and “Financial Statements” in the Statement of Additional Information, which are part of such Registration Statement.

Name

CMA® Government Securities Fund
Master Government Securities LLC (formerly Master Government Securities Trust)

CMA® Money Fund
Master Money LLC (formerly Master Money Trust)

CMA® Treasury Fund
Master Treasury LLC (formerly Master Treasury Trust)

/s/ Deloitte & Touche LLP

Princeton, New Jersey
July 25, 2008